                                                                    Exhibit 99.1

                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1996-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of October 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

   (1) The total amount of the distribution in
   respect of Class A Certificates, per $1,000
   original certificate principal amount                 4.52

   (2) The amount of the distribution set forth
   in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000
   original certificate principal amount                 4.52

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class A Certificates,per $1,000 original certificate
   principal amount                                      0.00

B) Class A Investor Charge Offs and Reimbursement of
   Charge Offs

   (1)  The amount of Class A Investor Charge Offs       0.00

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

   (2) The amount of Class A Investor Charge Offs
   set forth in paragraph 1 above, per $1,000 original
   certificate principal amount                                             0.00

   (3) The total amount reimbursed in respect of
   Class A Investor Charge Offs                                             0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount                             0.00

   (5) The amount, if any, by which the outstanding
   principal balance of the Class A Certificates exceeds
   the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                                   0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

   (1) The total amount of the distribution in respect of
   Class B Certificates, per $1,000 original certificate
   principal amount                                                         4.70

   (2) The amount of the distribution set forth in
   paragraph 1 above in respect of interest on the
   Class B Certificates, per $1,000 original certificate
   principal amount                                                         4.70

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class B Certificates, per $1,000 original certificate
   principal amount                                                         0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

   (1) The amount of reductions in Class B Invested Amount
   pursuant to clauses (c), (d), and (e) of the
   definition of Class B Invested Amount                                    0.00

   (2) The amount of reductions in the Class B Invested
   Amount set forth in paragraph 1 above, per $1,000
   original certificate principal amount                                    0.00

   (3) The total amount reimbursed in respect of such
   reductions in the Class B Invested Amount                                0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount                             0.00

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

   (5) The amount, if any, by which the outstanding
   principal balance of the Class B Certificates exceeds
   the Class B Invested Amount after giving effect to
   all transactions on such Distribution Date                               0.00


GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY:/S/PHYLLIS A KNIGHT
   -------------------------------
NAME:    PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER


RECEIVABLES--

Beginning of the Month Principal Receivables:                            775,193,010.84
Removed Principal Receivables:                                                     0.00
Additional Principal Receivables:                                                  0.00
End of the Month Principal Receivables:                                  795,116,007.04
End of the Month Total Receivables:                                      795,116,007.04

Excess Funding Account Balance                                                     0.00
Aggregate Invested Amount (all Master Trust Series)                      675,000,000.00

End of the Month Transferor Amount                                        22,436,400.40

DELINQUENCIES AND LOSSES--
                                                                  RECEIVABLES
End of the Month Delinquencies:
    30-60 Days Delinquent                                                  1,589,007.26
    61-90 Days Delinquent                                                  2,119,101.92
    90+ Days Delinquent                                                      676,328.80

    Total 30+ Days Delinquent                                              4,384,437.98

Defaulted Accounts During the Month                                                0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount                        191,350,000.00
Class B Initial Invested Amount                          8,600,000.00
Class C Initial Invested Amount                          3,225,000.00
Class D Initial Invested Amount                         11,825,000.00
INITIAL INVESTED AMOUNT                                                  215,000,000.00

Class A Invested Amount                                191,350,000.00
Class B Invested Amount                                  8,600,000.00
Class C Invested Amount                                  3,225,000.00
Class D Invested Amount                                 11,825,000.00
INVESTED AMOUNT                                                          215,000,000.00

Class A Adjusted Invested Amount                       191,350,000.00
Class B Adjusted Invested Amount                         8,600,000.00
Class C Invested Amount                                  3,225,000.00
Class D Invested Amount                                 20,866,608.33
ADJUSTED INVESTED AMOUNT                                                 224,041,608.33

MONTHLY SERVICING FEE                                                        373,402.68

INVESTOR DEFAULT AMOUNT                                                             .00

SERIES 1996-1 INFORMATION

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

SERIES 1996-1 ALLOCATION PERCENTAGE                                              31.00%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                     2,051,026.68
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                             0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                           0.00
SERIES 1996-1 MONTHLY FEES                                                   373,402.68
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                             67,915,334.21
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                   8,961,664.33
FLOATING ALLOCATION PERCENTAGE                                                   28.90%

INVESTOR FINANCE CHARGE COLLECTIONS                                       1,874,726.47
INVESTOR DEFAULT AMOUNT                                                            .00
PRINCIPAL ALLOCATION PERCENTAGE                                                 28.90%
AVAILABLE PRINCIPAL COLLECTIONS                                          62,229,695.78

CLASS A FLOATING ALLOCATION                                                     24.68%
CLASS A REQUIRED AMOUNT                                                           0.00

CLASS B FLOATING ALLOCATION                                                      1.11%
CLASS B REQUIRED AMOUNT                                                           0.00

CLASS C FLOATING ALLOCATION                                                       .42%
CLASS D FLOATING ALLOCATION                                                      2.69%

TOTAL EXCESS SPREAD                                                         966,825.97

YIELD AND BASE RATE--

Base Rate (Current Month)                                       7.16%
Base Rate (Prior Month)                                         7.27%
Base Rate (Two Months Ago)                                      7.21%
THREE MONTH AVERAGE BASE RATE                                                    7.21%
Series Adjusted Portfolio Yield (Current Month)                10.04%
Series Adjusted Portfolio Yield (Prior Month)                  10.21%
Series Adjusted Portfolio Yield (Two Months ago)               10.54%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                           10.26%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                                    24.68%
  Class A Principal Collections                         53,149,289.43

CLASS B PRINCIPAL PERCENTAGE                                                     1.11%
  Class B Principal Collections                          2,388,732.11

CLASS C PRINCIPAL PERCENTAGE                                                      .42%
  Class C Principal Collections                            895,774.54
CLASS D PRINCIPAL PERCENTAGE                                                     2.69%
  Class D Principal Collections                          5,795,899.69

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

AVAILABLE PRINCIPAL COLLECTIONS                         62,229,695.78

REALLOCATED PRINCIPAL COLLECTIONS                                                  0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                                  0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                                0.00

ACCUMULATION--

Controlled Accumulation Amount                                   0.00
Deficit Controlled Accumulation Amount                           0.00
CONTROLLED DEPOSIT AMOUNT                                                          0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                  0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR                                 62,229,695.78
OTHER PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                       0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                                      0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                                      0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                                      0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                            0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                       0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                       0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                       0.00


GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY:/S/PHYLLIS A KNIGHT
   -------------------------------
NAME:    PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER